UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2016

Kansas City Southern

(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

427 West 12th Street

Kansas City, Missouri 64105

(Address of principal executive office)(Zip Code)

(816) 983-1303

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 29, 2016, Kansas City Southern (the “Company”) issued a press release announcing that effective February 26, 2016, David F. Garza was elected by the Board of Directors of the Company to be a member of the Board. Mr. Garza is currently Chairman and Chief Executive Officer of Maquinaria Diesel SA de CV (MADISA), a national distributor of heavy-duty construction equipment based in Monterrey, Mexico. Mr. Garza has served as a member of the board of directors of numerous other companies in Mexico, including Promotora Ambiental, S.A.B. de C.V., a publicly-traded company that provides private and domestic solid waste collection services, construction and operation of landfills, and services to the petroleum industry in Mexico. A copy of the press release is filed as Exhibit 99.1 to this Current Report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On February 26, 2016, the Board approved amendments to the Company’s Bylaws (the “Bylaws”), effective as of March 1, 2016, to implement new “proxy access” provisions that would apply to the Company’s annual meetings of stockholders. As amended, the Bylaws will permit eligible stockholders, including qualifying groups of up to 20 stockholders, that have continuously owned at least 3% of the Company’s outstanding common stock for at least three years to nominate director nominees constituting up to the greater of two directors and 20% of the number of directors serving on the Board, and to have such nominees included in the Company’s proxy materials, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the amended Bylaws and subject to the terms and conditions therein.

The Bylaws were also amended to make various technical and administrative changes relating to the implementation of proxy access, including to clarify the application of plurality voting to contested elections with respect to proxy access nominations.

The foregoing description of the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)

Number	Description

3.1	Bylaws of Kansas City Southern, amended and restated as of March 1, 2016

99.1	Press Release issued by Kansas City Southern, dated February 29, 2016, entitled “David F. Garza Elected to Kansas City Southern’s Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN

By:	/s/ Adam J. Godderz
Name:	Adam J. Godderz
Title:	Corporate Secretary

Date: March 1, 2016

INDEX TO EXHIBITS

Number	Description

3.1	Bylaws of Kansas City Southern, amended and restated as of March 1, 2016

99.1	Press Released, dated February 29, 2016